SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2003

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

86 North Main Street, Porterville, CA 93257

(Address of principal executive offices) (Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release concerning earnings for June 30, 2003 calendar quarter.

Item 9.	Regulation FD Disclosure.

On July 21, 2003, Sierra Bancorp issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ended June 30, 2003. This information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: July 23, 2003	By:	/s/ KENNETH R. TAYLOR
Kenneth R. Taylor
Senior Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press release concerning results of operations and financial condition as of and for the calendar quarter ended June 30, 2003.	5

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